Fulfillment expense	12 Months Ended
Dec. 31, 2025
Fulfillment expense
Fulfillment expense
24 Fulfillment expense
Fulfillment expense is comprised of the following:

	For the year ended December 31,
In thousands of USD	2023	2024	2025
Fulfillment staff costs	13,293	12,470	12,768
Fulfillment centers expense	2,630	2,225	3,009
Freight and shipping expense	27,961	27,225	29,687
Fulfillment expense	43,884	41,920	45,464
Fulfillment expense increased by 8.5% from USD 41.9 million in 2024 to USD 45.5 million in 2025, mainly driven by the growth in Orders. On a per Order basis, excluding JumiaPay App Orders, which do not incur logistics costs, fulfillment expense decreased from $2.30 to $2.01, as the Company continued generating fulfillment efficiencies leveraging our increased scale.